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            SHAREHOLDER RESPONSE SUMMARY REPORT             Page 1
                                IDS FUNDS
                      IDS PRECIOUS METALS FUND, INC.
                              June 30, 1999
                                        % of Outstanding       % of Shares
                         No. of Shares         Shares             Voted
                       ---------------  ----------------  ----------------
 1. Election of Board members.

                                H. Brewster Atwater, Jr.
    Affirmative           5,764,244.816          53.186%           96.058%
    Withhold                236,534.985           2.183%            3.942%

    TOTAL                 6,000,779.801          55.369%          100.000%

                                Arne H. Carlson

    Affirmative           5,747,850.823          53.035%           95.785%
    Withhold                252,928.978           2.334%            4.215%

    TOTAL                 6,000,779.801          55.369%          100.000%

                                Lynne V. Cheney

    Affirmative           5,762,482.691          53.170%           96.029%
    Withhold                238,297.110           2.199%            3.971%

    TOTAL                 6,000,779.801          55.369%          100.000%

                                William H. Dudley

    Affirmative           5,757,571.488          53.125%           95.947%
    Withhold                243,208.313           2.244%            4.053%

    TOTAL                 6,000,779.801          55.369%          100.000%

                                David R. Hubers

    Affirmative           5,753,978.139          53.092%           95.887%
    Withhold                246,801.662           2.277%            4.113%

    TOTAL                 6,000,779.801          55.369%          100.000%

                                Heinz F. Hutter

    Affirmative           5,758,408.190          53.133%           95.961%
    Withhold                242,371.611           2.236%            4.039%

    TOTAL                 6,000,779.801          55.369%          100.000%

                                Anne P. Jones

    Affirmative           5,759,758.418          53.145%           95.983%
    Withhold                241,021.383           2.224%            4.017%

    TOTAL                 6,000,779.801          55.369%          100.000%


                   SHAREHOLDER RESPONSE SUMMARY REPORT             Page 2
                                IDS FUNDS
                      IDS PRECIOUS METALS FUND, INC.
                              June 30, 1999

                                        % of Outstanding       % of Shares
                         No. of Shares         Shares             Voted
                       ---------------  ----------------  ----------------

                                William R. Pearce

    Affirmative           5,761,481.365          53.161%           96.012%
    Withhold                239,298.436           2.208%            3.988%

    TOTAL                 6,000,779.801          55.369%          100.000%

                                Alan K. Simpson

    Affirmative           5,747,132.893          53.029%           95.773%
    Withhold                253,646.908           2.340%            4.227%

    TOTAL                 6,000,779.801          55.369%          100.000%

                                John R. Thomas

    Affirmative           5,764,366.974          53.188%           96.060%
    Withhold                236,412.827           2.181%            3.940%

    TOTAL                 6,000,779.801          55.369%          100.000%

                                C. Angus Wurtele

    Affirmative           5,760,075.753          53.148%           95.989%
    Withhold                240,704.048           2.221%            4.011%

    TOTAL                 6,000,779.801          55.369%          100.000%

 2. Ratify the selection of independent auditors

    Affirmative           5,777,301.918          53.307%           96.276%
    Against                 119,090.119           1.099%            1.984%
    Abstain                 104,387.764            .963%            1.740%

    TOTAL                 6,000,779.801          55.369%          100.000%

 3. Change the Fund name from "IDS" to "AXP"

    Affirmative           5,230,015.309          48.257%           87.156%
    Against                 644,731.154           5.949%           10.744%
    Abstain                 126,033.338           1.163%            2.100%

    TOTAL                 6,000,779.801          55.369%          100.000%



                   SHAREHOLDER RESPONSE SUMMARY REPORT             Page 3
                                IDS FUNDS
                      IDS PRECIOUS METALS FUND, INC.
                              June 30, 1999

                                        % of Outstanding       % of Shares
                         No. of Shares         Shares             Voted
                       ---------------  ----------------  ----------------

 6. Changes to investment policies

            6.1 Prohibited conflict of interest

    Affirmative           4,990,447.666          46.047%           89.108%
    Against                 404,123.799           3.729%            7.215%
    Abstain                 205,902.336           1.899%            3.677%

    TOTAL                 5,600,473.801          51.675%          100.000%

    Not Voting              400,306.000

            6.2 Senior securities

    Affirmative           4,991,279.644          46.054%           89.122%
    Against                 399,913.224           3.690%            7.141%
    Abstain                 209,280.933           1.931%            3.737%

    TOTAL                 5,600,473.801          51.675%          100.000%

    Not Voting              400,306.000


                   SHAREHOLDER RESPONSE SUMMARY REPORT             Page 4
                                IDS FUNDS
                      IDS PRECIOUS METALS FUND, INC.
                              June 30, 1999

                                        % of Outstanding       % of Shares
                         No. of Shares         Shares             Voted
                       ---------------  ----------------  ----------------


    ** FUND TOTALS:             SHARES

    RECORD TOTAL        10,837,801.583

    VOTED SHARES         6,000,779.801

    PERCENT VOTED               55.369%
                                                            C49

                  SHAREHOLDER RESPONSE SUMMARY REPORT             Page 1
                              IDS FUNDS
                  IDS PRECIOUS METALS FUND, INC. CLASS B
                              June 30, 1999

                                        % of Outstanding       % of Shares
                         No. of Shares         Shares             Voted
                       ---------------  ----------------  ----------------

    4. Approve a new shareholder service and distribution plan

    Affirmative             613,078.132          42.504%           82.649%
    Against                  69,877.102           4.844%            9.420%
    Abstain                  58,828.537           4.079%            7.931%

    TOTAL                   741,783.771          51.427%          100.000%



                   SHAREHOLDER RESPONSE SUMMARY REPORT             Page 2
                                IDS FUNDS
                  IDS PRECIOUS METALS FUND, INC. CLASS B
                              June 30, 1999

                                        % of Outstanding       % of Shares
                         No. of Shares         Shares             Voted
                       ---------------  ----------------  ----------------


    ** FUND TOTALS:             SHARES

    RECORD TOTAL         1,442,409.101

    VOTED SHARES           741,783.771

    PERCENT VOTED               51.427%
                                                            C49

                 SHAREHOLDER RESPONSE SUMMARY REPORT             Page 1
                                IDS FUNDS
               IDS PRECIOUS METALS FUND, INC. CLASSES A & B
                              June 30, 1999

                                        % of Outstanding       % of Shares
                         No. of Shares         Shares             Voted
                       ---------------  ----------------  ----------------

    4. Approve a new shareholder service and distribution plan

    Affirmative           4,610,583.677          42.542%           82.327%
    Against                 712,598.714           6.575%           12.724%
    Abstain                 277,155.830           2.558%            4.949%

    TOTAL                 5,600,338.221          51.675%          100.000%

    Not Voting              400,306.000



                   SHAREHOLDER RESPONSE SUMMARY REPORT             Page 2
                                IDS FUNDS
               IDS PRECIOUS METALS FUND, INC. CLASSES A & B
                              June 30, 1999

                                        % of Outstanding       % of Shares
                         No. of Shares         Shares             Voted
                       ---------------  ----------------  ----------------


    ** FUND TOTALS:             SHARES

    RECORD TOTAL        10,837,666.003

    VOTED SHARES         6,000,644.221

    PERCENT VOTED               55.368%
                                                            C49
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